Exhibit 10.3

MARKFORGED HOLDING CORPORATION

2021 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Markforged Holding Corporation 2021 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable current and future officers, employees, Non-Employee Directors and Consultants of Markforged Holding Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Closing Date” means the date of the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 23, 2021 by and among one, Caspian Merger Sub Inc. and the Company (as amended from time to time, the “Merger Agreement”).

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on ordinary cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Share Reserve” means the aggregate number of shares of Stock that may be issued under the Plan, as calculated in accordance with Section 3(a)(i) and subject to adjustment in accordance with Section 3(b).

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to determine the vesting, exercisability and payment of Awards, including the authority to accelerate the vesting and exercisability of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply, or facilitate compliance, with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply, or facilitate compliance, with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable.

(i) Share Reserve. The maximum number of shares of Stock reserved and available for issuance under the Plan (the “Share Reserve”) shall be 42,500,000 shares (the “Initial Limit”), subject to adjustment as provided in this Section 3, plus on January 1, 2022 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by (i) five (5%) percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 or (ii) such lesser number of shares as determined by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit, as cumulatively increased on January 1, 2022 and each January 1 thereafter by the lesser of the Annual Increase for such year or shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Share Reserve and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(ii) Earnout RSU Share Reserve. An additional 1,400,000 shares of Stock, subject to adjustment as provided in this Section 3, shall be reserved under the Plan to be used solely and exclusive for the grant of Earnout RSUs (as defined in the Merger Agreement) pursuant to the terms and conditions of the Merger Agreement and may be used solely for such purpose (the “Earnout RSU Share Reserve”). The shares of Stock issuable under any Earnout RSUs that may be awarded under this Section 3(a)(ii) shall be in addition to and shall not reduce the Share Reserve, provided that Earnout RSUs shall constitute Awards under this Plan for all other relevant purposes. The shares of Stock underlying any Earnout RSUs that are forfeited, canceled, held back upon settlement of an Earnout RSU to cover any applicable tax withholding, reacquired or repurchased by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by settlement of the Earnout RSU) shall be added back to the shares available for grant under this Section 3(a)(ii), and shall not be added to the Share Reserve.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan (i.e., the Share Reserve and the Earnout RSU Share Reserve), including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

(d) Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year for service as a Non-Employee Director shall not exceed $750,000; provided, however, that such amount shall be $1,500,000 for the calendar year in which the applicable Non-Employee Director is initially elected or appointed to the Board. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with FASB

ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such current or future employees, Non-Employee Directors and Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees, Directors or Consultants who are or would be providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or

(v) Through any other method as may be determined by the Administrator from time to time.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. Transferability of Awards

(a) Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, at the Administrator’s discretion and in compliance with applicable law. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantees. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14. Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute

“nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15. TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon the Closing Date following stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of Commonwealth of Massachusetts, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: July 14, 2021

DATE APPROVED BY STOCKHOLDERS: July 13, 2021

INCENTIVE STOCK OPTION AGREEMENT
UNDER THE MARKFORGED HOLDING CORPORATION
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
[FMV on Grant Date (110% of FMV if a 10% owner)]
Grant Date:
Expiration Date:
[up to 10 years (5 if a 10% owner)]

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

* Max. of $100,000 per yr.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements and that this Stock Option must be exercised within three months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an “incentive stock option.” To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature
Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:
Expiration Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the

Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature
Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY CONSULTANTS
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$

Grant Date:
Vesting Commencement Date
Expiration Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable as follows:

[_______________________________________], so long as Optionee continues to have a Service Relationship with the Company or a Subsidiary on such dates.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option

Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. Except as may otherwise be provided by the Administrator, if the Optionee’s Service Relationship with the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in a consulting or other service agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d) Other Termination. If the Optionee’s Service Relationship with the Company or a Subsidiary terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s Service Relationship with the Company or a Subsidiary shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell the number of shares of Stock to be issued to the Optionee, the number of shares of stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s Service Relationship with the Company or a Subsidiary at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant

Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature
Optionee’s name and address:

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
[FMV on Grant Date]
Grant Date:
Expiration Date:
[No more than 10 years]

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants to the Optionee named above, who is a Non-Employee Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in a continued Service Relationship on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then-outstanding and unvested Option Shares shall immediately be deemed vested and exercisable on the date of such Sale Event; provided, that the Optionee remains in service as a member of the Board until the date of such Sale Event. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.

(b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s Service Relationship terminates, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s service as a Non-Employee Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Other Termination. If the Optionee’s Service Relationship terminates for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Non-Employee Director, for a period of six months from the date the Optionee ceased be a Non-Employee Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee’s Service Relationship terminates shall terminate immediately and be of no further force or effect.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. No Obligation to Continue Service Relationship. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance of Optionee’s Service Relationship.

7. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8. Tax Withholding. The Optionee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature
Optionee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s Service Relationship with the Company or a Subsidiary at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR CONSULTANTS
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship with the Company or a Subsidiary and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address:

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), this Global Restricted Stock Unit Award Agreement, and the Country Addendum attached hereto (the “Addendum” and, together with the Global Restricted Share Unit Award Agreement, the “Agreement”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company. Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Restricted Stock Units, the termination of the Grantee’s Service Relationship will be considered to occur as of the date the Grantee is no longer actively providing services to the Company or, if different, the Subsidiary or Affiliate of the Company to which the Grantee is providing services (the “Service Recipient”), regardless of the reason for such termination of a Service Relationship and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any (the “Termination Date”). The Termination Date will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of his or her employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Grantee’s Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence).

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Responsibility for Taxes.

(a) The Grantee acknowledges that, regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social security contributions, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units or the underlying shares of Stock, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by one or a combination of: (i) requiring the Grantee to make a payment in a form acceptable to the Company; (ii) withholding from the Grantee’s wages or other cash compensation payable to the Grantee; (iii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iv) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units[, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable (other than FICA or other employment Tax-Related Items that become payable in a year prior to the year that income Tax-Related Items become payable), unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i)-(iii) above]1; (v) any other method of withholding determined by the Company and to the extent required by applicable law or the Plan, approved by the Board.

1 Baker NTD: We understand that a SEC staff interpretation has cast some uncertainty on whether the 16b-3(e) exemption from short-swing profit liability applies to the disposition of stock by a Section 16 officer for tax withholding where such tax withholding method is at the issuer’s discretion on the grounds that issuer discretion means that the disposition was not ultimately approved by the board or compensation committee, as required by Rule 16b-3(e). We also understand that there have been demand letters sent to companies by potential plaintiff shareholders claiming that the Rule 16b-3(e) exemption is not available if either the issuer or the Section 16 insider has discretion as to whether shares are withheld. It is our understanding that most practitioners believe that at least some, if not all, of these claims are without merit. To err on the side of caution, some companies include language here to eliminate any company or officer discretion with regard to tax withholding in shares.

(c) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded by the Company, the Grantee must seek a refund from the local tax authorities to the extent the Grantee wishes to recover the over-withheld amount in the form of a refund. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee will be deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the shares of Stock or the proceeds from the sale of shares of Stock to the Grantee if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

7. Nature of Grant. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other awards, if any, will be at the sole discretion of the Administrator;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected wages or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments;

(g) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(h) the value of the shares of Stock acquired upon settlement of the Restricted Stock Units may increase or decrease in value;

(i) unless otherwise agreed with the Company in writing, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary of the Company;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s employment or service agreement, if any); and

(k) neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

8. [Data Privacy]2

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of the Company’s common stock or directorships held in the Company, details of all Restricted Stock Units granted under the Plan or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is the Grantee’s consent.

(b) Stock Plan Administration and Stock Plan Administrator. The Company transfers Data to [insert name of broker/plan administrator]3 and its affiliated companies (collectively, “[insert]”), an independent service provider based in [the United States], 4 which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

2 Baker NTD: Based on the existing “Data Privacy Consent” provision that we replaced with this language, we assume Markforged is comfortable relying on Grantees’ consent to collect, process and transfer data in the equity award context. We included some more robust language here to try and address more stringent data privacy rules in some non-US countries (e.g., the GDPR in the EU). Markforged should confirm with its data privacy team that this language aligns with Markforged’s general approach to data privacy compliance. We are happy to loop in our data privacy colleagues to further discuss as needed.

3 Baker NTD: Markforged to confirm.

4 Baker NTD: Markforged to confirm.

(c) International Data Transfers. The Company and [insert broker name] are based in [the United States].5 The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after the Grantee’s employment or Service Relationship ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a voluntary basis. The Grantee understands that the Grantee may request to stop the transfer and processing of the Data for purposes of the Grantee’s participation in the Plan and that the Grantee’s employment or Service Relationship with the Company (or the Service Recipient) will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow the Grantee to participate in the Plan. The Grantee understands that the Data will still be processed in relation to the Grantee’s employment or Service Relationship for record-keeping purposes.

(f) Data Subject Rights. The data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where Grantee is based and subject to the conditions set out in the applicable law, Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Data the Company holds about Grantee and how it is processed, and to access or request copies of such Data, (ii) request the correction or supplementation of Data about Grantee that is inaccurate, incomplete or out- of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of Grantee’s Data in certain situations where Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Data for legitimate interests, and to (vi) request portability of Grantee’s Data that Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or Grantee’s employment or Service Relationship and is carried out by automated means. In case of concerns, Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Grantee’s rights Grantee should contact Grantee’s local human resources representative..

5 Baker NTD: Markforged to confirm.

By accepting this Award and indicating consent via the Company’s acceptance procedures, the Grantee hereby unambiguously agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

9. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock The Grantee should consult with the Grantee’s own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

11. No Obligation to Continue Service Relationship. Neither the Company nor any Service Recipient is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Service Recipient and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Service Recipient to terminate the Grantee’s Service Relationship with the Company or a Service Recipient at any time.

12. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Venue. For purposes of litigating any dispute that arises under this Agreement, the parties hereby submit to and consent to the jurisdiction of [ • ], and agree that such litigation shall be conducted in the courts of [ • ], or the federal courts for the United States for the [ • ], and no other courts, where this Award is granted and/or to be performed.6

14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15. Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

6 Baker NTD: Markforged to confirm.

16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, the Restricted Stock Units and the shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements, instruments or undertakings that may be necessary to accomplish the foregoing. The Grantee agrees, upon request, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

17. Language. The Grantee acknowledges that the Grantee is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require the Grantee to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19. Country Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any additional terms and conditions set forth in the Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

21. Insider Trading/Market Abuse. The Grantee acknowledges that they may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Grantee’s country of residence, which may affect the Grantee’s ability to acquire or sell shares Stock or rights to shares of Stock (e.g., Restricted Stock Units) under the Plan during such time as the Grantee is considered to have “inside information” regarding the Company (as defined by applicable laws). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Grantee should keep in mind third parties includes fellow service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Grantee is responsible for ensuring compliance with any applicable restrictions and should consult with their personal legal advisor on this matter.

22. Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting of the Restricted Stock Units, the acquisition, holding and/or transfer of shares of Stock or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Grantee may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in his or her country. The Grantee may also be required to repatriate sale proceeds or other funds received as a result of their participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Grantee acknowledges that they are responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Grantee further understands that they should consult their personal tax and legal advisors, as applicable, on these matters.

23. Acknowledgement. The Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address:

COUNTRY ADDENDUM

Certain capitalized terms used but not defined in this Country Addendum (the “Addendum”) shall have the meanings set forth in the Plan or the Global Restricted Share Unit Award Agreement (the “Agreement”).

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee works or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or residing or if the Grantee relocates to another country after receiving the Restricted Stock Units, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Grantee.

Notifications

This Addendum also includes notifications relating to exchange control and other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Addendum, as of October 2021. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when the Grantee vests in the Restricted Stock Units and acquires shares of Stock, or when the Grantee subsequently sells shares of Stock acquired under the Plan.

In addition, the notifications are general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working or residing (or is considered as such for local law purposes), or if the Grantee moves or transfers to another country after the grant of Restricted Stock Units, the information contained herein may not be applicable to the Grantee in the same manner.

AUSTRALIA

Terms and Conditions

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Notifications

Australia Offer Document.7 The offer of the Restricted Stock Units is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the Offer of Restricted Stock Units to Australian Resident Service Providers, a copy of which is attached to the end of this section for Australia as Annex 1.

7 Baker NTD: Please see comments in regulatory chart regarding different securities law considerations for grants to PEO workers.

ANNEX 1

OFFER DOCUMENT

MARKFORGED HOLDING CORPORATION

2021 STOCK OPTION AND INCENTIVE PLAN

OFFER OF RESTRICTED STOCK UNITS

TO AUSTRALIAN RESIDENT SERVICE PROVIDERS

The Company is pleased to provide the Grantee with this offer to participate in the Plan. This offer sets out information regarding the grant of Restricted Stock Units to Australian resident service providers of the Company and its Subsidiaries (“Australian Participants”). This information is provided by the Company to ensure compliance of the Plan with Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.

In addition to the information set out in the Agreement and the Addendum, Australian grantees are also being provided with copies of the following documents:

(a)
the Plan; and
(b)
the Plan prospectus; and
(c)
Employee Information Supplement for Australia (collectively, the “Additional Documents”).

The Additional Documents provide further information to help Australian grantees make an informed investment decision about participating in the Plan. Neither the Plan nor the Plan prospectus is a prospectus for the purposes of the Corporations Act 2001.

Australian grantees should not rely upon any oral statements made in relation to this offer. Australian grantees should rely only upon the statements contained in the Agreement, including the Country Addendum, and the Additional Documents when considering participation in the Plan.

Securities Law Notification. Investment in shares of Stock involves a degree of risk. Eligible grantees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Stock under the Plan as set forth below and in the Additional Documents.

The information herein is general information only. It is not advice or information that takes into account Australian grantees’ objectives, financial situation and needs.

Australian grantees should consider obtaining their own financial product advice from a person who is licensed by ASIC to give such advice.

Additional Risk Factors for Australian Residents. Australian grantees should have regard to risk factors relevant to investment in securities generally and, in particular, to holding shares of Stock.

For example, the price at which an individual share of Stock is quoted on the New York Stock Exchange (“NYSE”) may increase or decrease due to a number of factors. There is no guarantee that the price of a share of Stock will increase. Factors that may affect the price of an individual share of Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

More information about potential factors that could affect the Company’s business and financial results will be included in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q. Copies of these reports are available at http://www.sec.gov/, on the Company’s investor’s page at https://investors.markforged.com/, and upon request to the Company.

In addition, Australian grantees should be aware that the Australian dollar (“AUD”) value of any shares of Stock acquired under the Plan will be affected by the USD/AUD exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.

Common Stock in a U.S. Corporation. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of a share of Stock is entitled to one vote. Dividends may be paid on the shares of Stock out of any funds of the Company legally available for dividends at the discretion of the Board. Further, shares of Stock are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.

Ascertaining the Market Price of Shares. Australian grantees may ascertain the current market price of an individual share of Stock as traded on the NYSE under the symbol “MKFG” at: https://www.nyse.com/quote/XNYS:MKFG. The AUD equivalent of that price can be obtained at: https://www.rba.gov.au/statistics/frequency/exchange-rates.html.

Please note that this is not a prediction of what the market price of the shares of Stock will be on any applicable Vesting Date or when shares of Stock are issued to Australian grantees (or at any other time), or of the applicable exchange rate at such time.

BRAZIL

Terms and Conditions

Nature of Grant. The following provision supplements Section 7 of the Agreement:

By accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that (i) the Grantee is making an investment decision, and (ii) the value of the underlying shares of Stock are not fixed and may increase or decrease without compensation to the Grantee.

Further, the Grantee acknowledges and agrees that, for all legal purposes, (i) any benefits provided to the Grantee under the Plan are unrelated to his or her service relationship with the Company and/or the Service Recipient; (ii) the Plan is not a part of the terms and conditions of the Grantee’s service agreement; and (iii) the income from the Grantee’s participation in the Plan, if any, is not part of his or her remuneration from the service he or she provides to the Service Recipient.

Compliance with Law. By accepting the Restricted Stock Units, the Grantee acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items associated with the Restricted Stock Units, the receipt of any dividends paid on any shares of Stock and the sale of any shares of Stock acquired under the Plan.

Notifications

Exchange Control Notification. The Grantee may be required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil. If the aggregate value of such assets and rights (e.g. Restricted Stock Units, shares of Stock) exceeds USD 1,000,000, the declaration is required on an annual basis. If the aggregate value of such assets and rights exceeds USD 100,000,000, the declaration is required on a quarterly basis. This requirement and the applicable thresholds are subject to change on an annual basis.

Tax on Financial Transaction (IOF). Payments to foreign countries and the repatriation of funds into Brazil and the conversion between the Brazilian Real and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). The Grantee is solely responsible for complying with any applicable IOF arising from the Grantee’s participation in the Plan. The Grantee should consult with a personal tax advisor for additional details.

CANADA

Terms and Conditions

Issuance of Shares of Stock. Notwithstanding any discretion set forth Section 8(a) of the Plan, payment of the Award will only be made in shares of Stock pursuant to Section 4 of the Agreement.

Nature of Grant. The following provision replaces Section 3 of the Agreement:

If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Restricted Stock Units, the termination of the Grantee’s Service Relationship (whether or not later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any), will be considered to occur as of the earliest of: (a) the date that the Grantee’s employment or Service Relationship with the Company or Service Recipient is terminated; or (b) the date that the Grantee receives notice of termination of the Grantee’s employment or Service Relationship with the Company or Service Recipient, regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, the Grantee will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Grantee’s right to vest terminates, nor will the Grantee be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the last day of the Grantee’s minimum statutory notice period, but the Grantee will not earn or be entitled to pro-rated vesting if any applicable Vesting Date falls after the end of the Grantee’s statutory notice period, nor will the Grantee be entitled to any compensation for lost vesting.

The following terms and conditions apply to individuals resident in Quebec:

Data Privacy. The following provision supplements Section 8 of the Agreement:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and the Service Recipient, as well as a third party stock plan service provider, to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention « Agreement » ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Notification. The Grantee understands that he or she is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange (the “NYSE”).

Foreign Asset / Account Reporting Notification. Foreign specified property, including shares of Stock and rights to receive shares of Stock (e.g., Restricted Stock Units), must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the Grantee’s foreign specified property exceeds C$100,000 at any time during the year. Thus, Restricted Stock Units must be reported - generally at a nil cost - if the C$100,000 cost threshold is exceeded because of other foreign specified property the Grantee holds. When shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Stock. The ACB would ordinarily equal the fair market value of the shares of Stock at the time of acquisition, but if other shares of Stock are also owned, this ACB may have to be averaged with the ACB of the other shares of Stock. The Grantee should consult their personal tax advisor to ensure compliance with applicable reporting obligations.

FRANCE

Terms and Conditions

Type of Award. The Restricted Stock Units are not granted as “French-qualified” awards and are not intended to qualify for the special tax and social security treatment applicable to shares of Stock granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Language Consent. By signing and returning this Agreement, the Grantee confirms having read and understood the documents relating to the Plan which were provided to the Grantee in English language. The Grantee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue. En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

Notifications

Foreign Asset / Account Reporting. The Grantee must report annually any shares and bank accounts the Grantee holds outside France, including the accounts that were opened, used and/or closed during the tax year, to the French tax authorities, on an annual basis on a special Form N° 3916, together with the Grantee’s personal income tax return. Failure to report triggers a significant penalty.

Exchange Control Notification. The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the customs and excise authorities when the value of such cash or securities is equal to or greater than a certain amount. The Grantee should consult with their personal financial advisor for further details regarding this requirement.

GERMANY

Notifications

Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If the Grantee is a German resident and the Grantee makes or receives a payment in excess of this amount in connection with his or her participation in the Plan, the Grantee must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

HONG KONG

Terms and Conditions

Restrictions on Transfer. In the event the Restricted Stock Units vest and the Grantee acquires shares of Stock within six months of the Grant Date, by accepting the Restricted Stock Units, the Grantee agrees that the Grantee will not sell or otherwise dispose of the shares of Stock within six months of the Grant Date.

Nature of Grant. The following provision supplements Section 7 of the Agreement:

The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

Notifications

Securities Law Notification.8 WARNING: The Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company and its Subsidiaries. The Plan, the Agreement and any other documents and materials related to the Restricted Stock Units have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable companies and securities legislation in Hong Kong, and the documents have not been reviewed by any regulatory authority in Hong Kong. The Plan, the Agreement and any other documents and materials related to the Restricted Stock Units are intended only for the Grantee’s personal use and not for distribution to any other persons. If the Grantee has any questions or concerns about any of the contents of the Plan, the Agreement or any other documents and materials related to the Restricted Stock Units, the Grantee should obtain independent professional advice.

INDIA

Notifications

Exchange Control Notification. The Grantee understands that the Restricted Stock Units are subject to compliance with the exchange control requirements of the Reserve Bank of India. The Grantee understands that he or she must repatriate and convert into local currency the proceeds from the sale of shares of Stock acquired under the Plan within such period of time as may be required under applicable regulations. The Grantee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Grantee deposits the foreign currency. The Grantee should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. The Grantee should consult with their personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset/Account Reporting Notification. The Grantee is required to declare any foreign bank accounts and foreign financial assets (including shares of Stock held outside India) in the Grantee’s annual tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult with his or her personal tax advisor in this regard.

IRELAND

There are no country-specific provisions.

8 Baker NTD: Please see comments in regulatory chart regarding different securities law considerations for grants to PEO workers.

ITALY

Terms and Conditions

Acknowledgement of Specific Provisions. By accepting the Restricted Stock Units, the Grantee acknowledges that he or she has received a copy of the Plan, the Agreement and this Addendum and has reviewed the Plan, the Agreement and this Addendum in their entirety and fully accepts all provisions thereof. The Grantee further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Agreement: (i) Restrictions on Transfer of Award; (ii) Termination of Service Relationship; (iii) Responsibility for Taxes; (iv) Nature of Grant; (v) Data Privacy; (vi) Language; (vii) Imposition of Other Requirements; and (viii) and Venue.

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, shares of Stock or Restricted Stock Units) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

Foreign Asset Tax Information. The value of financial assets held outside of Italy (including shares of Stock acquired under the Plan) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Notification. If the Grantee acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, he or she must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares of Stock.

Foreign Asset/Account Reporting Notification. The Grantee is required to report details of any assets held outside Japan as of December 31, including shares of Stock, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due from the Grantee by March 15 each year. The Grantee is responsible for complying with this reporting obligation and should consult with their personal tax advisor as to whether the Grantee will be required to report the details of Restricted Stock Units or shares of Stock they hold.

KOREA

Notifications

Foreign Asset/Account Reporting Notification. Korean residents must declare all foreign financial accounts (i.e., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million on any month-end date during the calendar year (or an equivalent amount in foreign currency).

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. The Restricted Stock Units are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and the Grantee will not be able to make any subsequent offer for sale of the shares of Stock in Singapore, unless such offer or sale is made: (1) after six months from the Grant Date; (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (3) pursuant to and in accordance with any the conditions of any applicable provision of the SFA.

Notifications

Securities Law Notification.9 The grant of Restricted Stock Units and the issuance of the underlying shares of Stock upon settlement of the Restricted Stock Units are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary, the Grantee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Grantee receives an interest (e.g., Restricted Stock Units or shares of Stock) in the Company or any Subsidiary of the Company within two (2) business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Stock are sold), or (iii) becoming a director, associate director or shadow director.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Section 7 of the Agreement:

By accepting the Restricted Stock Units, the Grantee consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.

9 Baker NTD: Please see comments in regulatory chart regarding different securities law considerations for grants to PEO workers.

The Grantee understands and agrees that, unless otherwise provided in the Agreement, the Grantee will forfeit the Restricted Stock Units as of the date the Grantee’s termination of Service Relationship without entitlement to any shares of Stock underlying the Restricted Stock Units or to any amount of indemnification in the event of a termination of Service Relationship for any reason including, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, and/or Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

The Grantee understands that the Company has unilaterally, gratuitously and in its own discretion decided to grant Restricted Stock Units under the Plan to certain individuals who may be service providers of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company, Service Recipient, or any Subsidiary of the Company, other than as set forth in the Agreement. Consequently, the Grantee understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and any shares of Stock acquired upon settlement of the Restricted Stock Units are not a part of any employment or service contract (either with the Company, Service Recipient, or any Subsidiary of the Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Further, the Grantee understands that the Restricted Stock Units would not be granted to the Grantee but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to the Restricted Stock Units shall be null and void.

Notifications

Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Plan or the grant of the Restricted Stock Units. Neither the Plan nor the Agreement (including this Addendum) have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Notification. The Grantee must declare the acquisition, ownership and disposition of shares of Stock to the Spanish Dirección General de Comercio e Inversiones of the Ministry of Industry, Trade and Tourism on a Form D-6. Generally, the declaration must be made in January for shares of Stock owned as of December 31 of the prior year and/or shares of Stock acquired or disposed of during the prior year; however, if the value of shares of Stock acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if the Grantee holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, the Grantee may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including shares of Stock acquired under the Plan), and any transactions with non-Spanish residents (including any payments of shares of Stock made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset / Account Reporting Notification. To the extent that the Grantee holds rights or assets (e.g., cash or shares of Stock held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which the Grantee sells or disposes of such right or asset), the Grantee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The Grantee should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provisions supplement Section 6 of the Agreement:

The Grantee agrees to indemnify the Company and/or the Service Recipient for all Tax-Related Items that they are required to pay or withhold or have paid or will pay to Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax or relevant authority) on the Grantee’s behalf and authorizes the Company and/or the Service Recipient to recover such amounts by any of the means set out in Section 6 of the Agreement. The Grantee also agrees to be liable for any Tax-Related Items related to the Restricted Stock Units and legally applicable to the Grantee, and hereby covenants to pay any such Tax-Related items as and when requested by the Company, the Service Recipient or by HMRC (or any other tax or relevant authority).

Notwithstanding the foregoing, if the Grantee is an executive officer or director (as within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that the Grantee is an executive officer or director and the income tax is not collected from or paid by the Grantee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions may be payable. The Grantee acknowledges that the Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to the HMRC under the self-assessment regime and for paying the Company or the Service Recipient, as applicable, for the value of any employee National Insurance contributions due on this additional benefit by any of the means referred to in the Plan or Section 6 of the Agreement.

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), this Global Restricted Stock Unit Award Agreement, and the Country Addendum attached hereto (the “Addendum” and, together with the Global Restricted Share Unit Award Agreement, the “Agreement”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company. Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Restricted Stock Units, the termination of the Grantee’s Service Relationship will be considered to occur as of the date the Grantee is no longer actively providing services to the Company or, if different, the Subsidiary or Affiliate of the Company to which the Grantee is providing services (the “Service Recipient”), regardless of the reason for such termination of a Service Relationship and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any (the “Termination Date”). The Termination Date will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of his or her employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Grantee’s Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence).

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Responsibility for Taxes.

(a) The Grantee acknowledges that, regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social security contributions, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units or the underlying shares of Stock, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by one or a combination of: (i) requiring the Grantee to make a payment in a form acceptable to the Company; (ii) withholding from the Grantee’s wages or other cash compensation payable to the Grantee; (iii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iv) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable (other than FICA or other employment Tax-Related Items that become payable in a year prior to the year that income Tax-Related Items become payable), unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i)-(iii) above; (v) any other method of withholding determined by the Company and to the extent required by applicable law or the Plan, approved by the Board.

(c) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded by the Company, the Grantee must seek a refund from the local tax authorities to the extent the Grantee wishes to recover the over-withheld amount in the form of a refund. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee will be deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the shares of Stock or the proceeds from the sale of shares of Stock to the Grantee if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

7. Nature of Grant. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other awards, if any, will be at the sole discretion of the Administrator;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected wages or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments;

(g) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(h) the value of the shares of Stock acquired upon settlement of the Restricted Stock Units may increase or decrease in value;

(i) unless otherwise agreed with the Company in writing, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary of the Company;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s employment or service agreement, if any); and

(k) neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

8. Data Privacy

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of the Company’s common stock or directorships held in the Company, details of all Restricted Stock Units granted under the Plan or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is the Grantee’s consent.

(b) Stock Plan Administration and Stock Plan Administrator. The Company transfers Data to Morgan Stanley and its affiliated companies (collectively, “Morgan Stanley”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company and Morgan Stanley are based in the United States. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after the Grantee’s employment or Service Relationship ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a voluntary basis. The Grantee understands that the Grantee may request to stop the transfer and processing of the Data for purposes of the Grantee’s participation in the Plan and that the Grantee’s employment or Service Relationship with the Company (or the Service Recipient) will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow the Grantee to participate in the Plan. The Grantee understands that the Data will still be processed in relation to the Grantee’s employment or Service Relationship for record-keeping purposes.

(f) Data Subject Rights. The data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where Grantee is based and subject to the conditions set out in the applicable law, Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Data the Company holds about Grantee and how it is processed, and to access or request copies of such Data, (ii) request the correction or supplementation of Data about Grantee that is inaccurate, incomplete or out- of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of Grantee’s Data in certain situations where Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Data for legitimate interests, and to (vi) request portability of Grantee’s Data that Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or Grantee’s employment or Service Relationship and is carried out by automated means. In case of concerns, Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Grantee’s rights Grantee should contact Grantee’s local human resources representative.

By accepting this Award and indicating consent via the Company’s acceptance procedures, the Grantee hereby unambiguously agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

9. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock The Grantee should consult with the Grantee’s own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

11. No Obligation to Continue Service Relationship. Neither the Company nor any Service Recipient is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Service Recipient and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Service Recipient to terminate the Grantee’s Service Relationship with the Company or a Service Recipient at any time.

12. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Venue. For purposes of litigating any dispute that arises under this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the federal courts for the United States for the District of Delaware, and no other courts, where this Award is granted and/or to be performed.

14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15. Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, the Restricted Stock Units and the shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements, instruments or undertakings that may be necessary to accomplish the foregoing. The Grantee agrees, upon request, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

17. Language. The Grantee acknowledges that the Grantee is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require the Grantee to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19. Country Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any additional terms and conditions set forth in the Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

21. Insider Trading/Market Abuse. The Grantee acknowledges that they may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Grantee’s country of residence, which may affect the Grantee’s ability to acquire or sell shares Stock or rights to shares of Stock (e.g., Restricted Stock Units) under the Plan during such time as the Grantee is considered to have “inside information” regarding the Company (as defined by applicable laws). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Grantee should keep in mind third parties includes fellow service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Grantee is responsible for ensuring compliance with any applicable restrictions and should consult with their personal legal advisor on this matter.

22. Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting of the Restricted Stock Units, the acquisition, holding and/or transfer of shares of Stock or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Grantee may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in his or her country. The Grantee may also be required to repatriate sale proceeds or other funds received as a result of their participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Grantee acknowledges that they are responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Grantee further understands that they should consult their personal tax and legal advisors, as applicable, on these matters.

23. Acknowledgement. The Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address:

COUNTRY ADDENDUM

Certain capitalized terms used but not defined in this Country Addendum (the “Addendum”) shall have the meanings set forth in the Plan or the Global Restricted Share Unit Award Agreement (the “Agreement”).

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee works or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or residing or if the Grantee relocates to another country after receiving the Restricted Stock Units, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Grantee.

Notifications

This Addendum also includes notifications relating to exchange control and other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Addendum, as of October 2021. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when the Grantee vests in the Restricted Stock Units and acquires shares of Stock, or when the Grantee subsequently sells shares of Stock acquired under the Plan.

In addition, the notifications are general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working or residing (or is considered as such for local law purposes), or if the Grantee moves or transfers to another country after the grant of Restricted Stock Units, the information contained herein may not be applicable to the Grantee in the same manner.

AUSTRALIA

Notifications

Securities Law Notification. There are legal consequences associated with participating in the Plan. The Grantee should ensure that they understand these consequences before participating in the Plan. Any information given by or on behalf of the Company is general information only. The Grantee should obtain their own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give advice about participating in the Plan.

The acquisition of shares of Stock under the terms of the Plan and the Agreement do not require disclosure under the Corporations Act 2001 (Cth) (the “Corporations Act”). No document provided to the Grantee in connection with their participation in the Plan (including the Agreement and this Addendum):

•
is a prospectus for purposes of the Corporations Act; or
•
has been filed or reviewed by a regulator in Australia (including ASIC).

The Grantee should not rely on any oral statements made in connection with their participation in the Plan. The Grantee should rely only upon the statements contained in the Agreement when considering whether to participate in the Plan.

In the event that shares of Stock are issued to the Grantee under the Plan, the value of any shares will be affected by the Australian / U.S. dollar exchange rate, in addition to fluctuations in value caused by the fortunes of the Company.

SINGAPORE

Notifications

Securities Law Notification. This Agreement and any other material in connection with the offer or sale is not a prospectus as defined in the Securities and Futures Act (Chapter 289, 2006 Ed.) (the “SFA”). Accordingly, statutory liability under the SFA in relation to the content of prospectuses would not apply. The Grantee should consider carefully whether the investment is suitable for them.

This Agreement has not been registered as a prospectus with the Monetary Authority of Singapore, this offering is not regulated by any financial supervisory authority pursuant to any legislation in Singapore and an offering of shares of Stock or Restricted Stock Units is not allowed to be made to the retail public. Accordingly, neither this Agreement nor any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares of Stock or Restricted Stock Units may not be circulated or distributed, nor be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to any other persons in Singapore.

Certain resale restrictions apply to the offer and any shares of Stock acquired under the Plan, and the Grantee should consult with their personal advisor to ensure compliance with all applicable restrictions.

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:
Vesting Commencement Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), this Global Restricted Stock Unit Award Agreement, and the Country Addendum attached hereto (the “Addendum” and, together with the Global Restricted Share Unit Award Agreement, the “Agreement”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company. Capitalized terms not explicitly defined in this Agreement but defined in the Plan will have the same definitions as in the Plan.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee continues to have a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Restricted Stock Units, the termination of the Grantee’s Service Relationship will be considered to occur as of the date the Grantee is no longer actively providing services to the Company or, if different, the Subsidiary or Affiliate of the Company to which the Grantee is providing services (the “Service Recipient”), regardless of the reason for such termination of a Service Relationship and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any (the “Termination Date”). The Termination Date will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of his or her employment or service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Grantee’s Restricted Stock Units (including whether the Grantee may still be considered to be providing services while on a leave of absence).

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Responsibility for Taxes.

(a) The Grantee acknowledges that, regardless of any action taken by the Company or the Service Recipient, the ultimate liability for all income tax, social security contributions, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units or the underlying shares of Stock, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to all Tax-Related Items by one or a combination of: (i) requiring the Grantee to make a payment in a form acceptable to the Company; (ii) withholding from the Grantee’s wages or other cash compensation payable to the Grantee; (iii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iv) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units, provided, however, that if the Grantee is a Section 16 officer of the Company under the Exchange Act, then the Company will withhold in shares of Stock upon the relevant taxable or tax withholding event, as applicable (other than FICA or other employment Tax-Related Items that become payable in a year prior to the year that income Tax-Related Items become payable), unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i)-(iii) above (v) any other method of withholding determined by the Company and to the extent required by applicable law or the Plan, approved by the Board.

(c) The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded by the Company, the Grantee must seek a refund from the local tax authorities to the extent the Grantee wishes to recover the over-withheld amount in the form of a refund. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee will be deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the shares of Stock or the proceeds from the sale of shares of Stock to the Grantee if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.

7. Nature of Grant. In accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

(c) all decisions with respect to future Restricted Stock Units or other awards, if any, will be at the sole discretion of the Administrator;

(d) the Grantee is voluntarily participating in the Plan;

(e) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected wages or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, holiday pay, long-service awards, pension or retirement benefits or similar payments;

(g) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

(h) the value of the shares of Stock acquired upon settlement of the Restricted Stock Units may increase or decrease in value;

(i) unless otherwise agreed with the Company in writing, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary of the Company;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s Service Relationship (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s employment or service agreement, if any); and

(k) neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

8. Data Privacy

(a) Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of the Company’s common stock or directorships held in the Company, details of all Restricted Stock Units granted under the Plan or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is the Grantee’s consent.

(b) Stock Plan Administration and Stock Plan Administrator. The Company transfers Data to Morgan Stanley and its affiliated companies (collectively, “Morgan Stanley”), an independent service provider based in the United States, which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider(s) serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with the service provider, with such agreement being a condition to the ability to participate in the Plan.

(c) International Data Transfers. The Company and Morgan Stanley are based in the United States. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the United States. The Company’s legal basis, where required, for the transfer of Data is the Grantee’s consent.

(d) Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities and labor laws. This may mean Data is retained until after the Grantee’s employment or Service Relationship ends, plus any additional time periods necessary for compliance with law, exercise or defense of legal rights, archiving, back-up and deletion purposes.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a voluntary basis. The Grantee understands that the Grantee may request to stop the transfer and processing of the Data for purposes of the Grantee’s participation in the Plan and that the Grantee’s employment or Service Relationship with the Company (or the Service Recipient) will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow the Grantee to participate in the Plan. The Grantee understands that the Data will still be processed in relation to the Grantee’s employment or Service Relationship for record-keeping purposes.

(f) Data Subject Rights. The data subject rights regarding the processing of personal data vary depending on the applicable law and that, depending on where Grantee is based and subject to the conditions set out in the applicable law, Grantee may have, without limitation, the rights to (i) inquire whether and what kind of Data the Company holds about Grantee and how it is processed, and to access or request copies of such Data, (ii) request the correction or supplementation of Data about Grantee that is inaccurate, incomplete or out- of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Data no longer necessary for the purposes underlying the processing, (iv) request the Company to restrict the processing of Grantee’s Data in certain situations where Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Data for legitimate interests, and to (vi) request portability of Grantee’s Data that Grantee has actively or passively provided to the Company (which does not include data derived or inferred from the collected data), where the processing of such Data is based on consent or Grantee’s employment or Service Relationship and is carried out by automated means. In case of concerns, Grantee may also have the right to lodge a complaint with the competent local data protection authority. Further, to receive clarification of, or to exercise any of, Grantee’s rights Grantee should contact Grantee’s local human resources representative.

By accepting this Award and indicating consent via the Company’s acceptance procedures, the Grantee hereby unambiguously agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned above, including recipients located in countries which do not adduce an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described above.

9. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock The Grantee should consult with the Grantee’s own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

11. No Obligation to Continue Service Relationship. Neither the Company nor any Service Recipient is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s Service Relationship with the Company or a Service Recipient and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Service Recipient to terminate the Grantee’s Service Relationship with the Company or a Service Recipient at any time.

12. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

13. Venue. For purposes of litigating any dispute that arises under this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the federal courts for the United States for the District of Delaware, and no other courts, where this Award is granted and/or to be performed.

14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

15. Severability. In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, the Restricted Stock Units and the shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements, instruments or undertakings that may be necessary to accomplish the foregoing. The Grantee agrees, upon request, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

17. Language. The Grantee acknowledges that the Grantee is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means or require the Grantee to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

19. Country Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any additional terms and conditions set forth in the Addendum to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Addendum, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Addendum constitutes part of this Agreement.

20. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantee.

21. Insider Trading/Market Abuse. The Grantee acknowledges that they may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and the Grantee’s country of residence, which may affect the Grantee’s ability to acquire or sell shares Stock or rights to shares of Stock (e.g., Restricted Stock Units) under the Plan during such time as the Grantee is considered to have “inside information” regarding the Company (as defined by applicable laws). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Grantee should keep in mind third parties includes fellow service providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. The Grantee is responsible for ensuring compliance with any applicable restrictions and should consult with their personal legal advisor on this matter.

22. Exchange Control, Foreign Asset/Account and/or Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the vesting of the Restricted Stock Units, the acquisition, holding and/or transfer of shares of Stock or cash resulting from participation in the Plan and/or the opening and maintaining of a brokerage or bank account in connection with the Plan. The Grantee may be required to report such assets, accounts, account balances and values, and/or related transactions to the applicable authorities in his or her country. The Grantee may also be required to repatriate sale proceeds or other funds received as a result of their participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Grantee acknowledges that they are responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting and other requirements. The Grantee further understands that they should consult their personal tax and legal advisors, as applicable, on these matters.

23. Acknowledgement. The Grantee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address:

COUNTRY ADDENDUM

Certain capitalized terms used but not defined in this Country Addendum (the “Addendum”) shall have the meanings set forth in the Plan or the Global Restricted Share Unit Award Agreement (the “Agreement”).

Terms and Conditions

This Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to the Grantee under the Plan if the Grantee works or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or residing or if the Grantee relocates to another country after receiving the Restricted Stock Units, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to the Grantee.

Notifications

This Addendum also includes notifications relating to exchange control and other issues of which the Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries listed in this Addendum, as of October 2021. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when the Grantee vests in the Restricted Stock Units and acquires shares of Stock, or when the Grantee subsequently sells shares of Stock acquired under the Plan.

In addition, the notifications are general in nature and may not apply to the Grantee’s particular situation, and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working or residing (or is considered as such for local law purposes), or if the Grantee moves or transfers to another country after the grant of Restricted Stock Units, the information contained herein may not be applicable to the Grantee in the same manner.

AUSTRALIA

Terms and Conditions

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

Notifications

Australia Offer Document. The offer of the Restricted Stock Units is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Offer Document for the Offer of Restricted Stock Units to Australian Resident Service Providers, a copy of which is attached to the end of this section for Australia as Annex 1.

ANNEX 1

OFFER DOCUMENT

MARKFORGED HOLDING CORPORATION

2021 STOCK OPTION AND INCENTIVE PLAN

OFFER OF RESTRICTED STOCK UNITS

TO AUSTRALIAN RESIDENT SERVICE PROVIDERS

The Company is pleased to provide the Grantee with this offer to participate in the Plan. This offer sets out information regarding the grant of Restricted Stock Units to Australian resident service providers of the Company and its Subsidiaries (“Australian Participants”). This information is provided by the Company to ensure compliance of the Plan with Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.

In addition to the information set out in the Agreement and the Addendum, Australian grantees are also being provided with copies of the following documents:

(a)
the Plan; and
(b)
the Plan prospectus; and
(c)
Employee Information Supplement for Australia (collectively, the “Additional Documents”).

The Additional Documents provide further information to help Australian grantees make an informed investment decision about participating in the Plan. Neither the Plan nor the Plan prospectus is a prospectus for the purposes of the Corporations Act 2001.

Australian grantees should not rely upon any oral statements made in relation to this offer. Australian grantees should rely only upon the statements contained in the Agreement, including the Country Addendum, and the Additional Documents when considering participation in the Plan.

Securities Law Notification. Investment in shares of Stock involves a degree of risk. Eligible grantees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Stock under the Plan as set forth below and in the Additional Documents.

The information herein is general information only. It is not advice or information that takes into account Australian grantees’ objectives, financial situation and needs.

Australian grantees should consider obtaining their own financial product advice from a person who is licensed by ASIC to give such advice.

Additional Risk Factors for Australian Residents. Australian grantees should have regard to risk factors relevant to investment in securities generally and, in particular, to holding shares of Stock.

For example, the price at which an individual share of Stock is quoted on the New York Stock Exchange (“NYSE”) may increase or decrease due to a number of factors. There is no guarantee that the price of a share of Stock will increase. Factors that may affect the price of an individual share of Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

More information about potential factors that could affect the Company’s business and financial results will be included in the Company’s most recent Annual Report on Form 10-K and the Company’s Quarterly Report on Form 10-Q. Copies of these reports are available at http://www.sec.gov/, on the Company’s investor’s page at https://investors.markforged.com/, and upon request to the Company.

In addition, Australian grantees should be aware that the Australian dollar (“AUD”) value of any shares of Stock acquired under the Plan will be affected by the USD/AUD exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.

Common Stock in a U.S. Corporation. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of a share of Stock is entitled to one vote. Dividends may be paid on the shares of Stock out of any funds of the Company legally available for dividends at the discretion of the Board. Further, shares of Stock are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.

Ascertaining the Market Price of Shares. Australian grantees may ascertain the current market price of an individual share of Stock as traded on the NYSE under the symbol “MKFG” at: https://www.nyse.com/quote/XNYS:MKFG. The AUD equivalent of that price can be obtained at: https://www.rba.gov.au/statistics/frequency/exchange-rates.html.

Please note that this is not a prediction of what the market price of the shares of Stock will be on any applicable Vesting Date or when shares of Stock are issued to Australian grantees (or at any other time), or of the applicable exchange rate at such time.

BRAZIL

Terms and Conditions

Nature of Grant. The following provision supplements Section 7 of the Agreement:

By accepting the Restricted Stock Units, the Grantee acknowledges, understands and agrees that (i) the Grantee is making an investment decision, and (ii) the value of the underlying shares of Stock are not fixed and may increase or decrease without compensation to the Grantee.

Further, the Grantee acknowledges and agrees that, for all legal purposes, (i) any benefits provided to the Grantee under the Plan are unrelated to his or her service relationship with the Company and/or the Service Recipient; (ii) the Plan is not a part of the terms and conditions of the Grantee’s service agreement; and (iii) the income from the Grantee’s participation in the Plan, if any, is not part of his or her remuneration from the service he or she provides to the Service Recipient.

Compliance with Law. By accepting the Restricted Stock Units, the Grantee acknowledges and agrees to comply with applicable Brazilian laws and to pay any and all applicable Tax-Related Items associated with the Restricted Stock Units, the receipt of any dividends paid on any shares of Stock and the sale of any shares of Stock acquired under the Plan.

Notifications

Exchange Control Notification. The Grantee may be required to submit a declaration of assets and rights held outside Brazil to the Central Bank of Brazil. If the aggregate value of such assets and rights (e.g. Restricted Stock Units, shares of Stock) exceeds USD 1,000,000, the declaration is required on an annual basis. If the aggregate value of such assets and rights exceeds USD 100,000,000, the declaration is required on a quarterly basis. This requirement and the applicable thresholds are subject to change on an annual basis.

Tax on Financial Transaction (IOF). Payments to foreign countries and the repatriation of funds into Brazil and the conversion between the Brazilian Real and the United States Dollar associated with such fund transfers may be subject to the IOF (i.e., tax on financial transactions). The Grantee is solely responsible for complying with any applicable IOF arising from the Grantee’s participation in the Plan. The Grantee should consult with a personal tax advisor for additional details.

CANADA

Terms and Conditions

Issuance of Shares of Stock. Notwithstanding any discretion set forth Section 8(a) of the Plan, payment of the Award will only be made in shares of Stock pursuant to Section 4 of the Agreement.

Nature of Grant. The following provision replaces Section 3 of the Agreement:

If the Grantee’s Service Relationship with the Company or a Subsidiary terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Restricted Stock Units, the termination of the Grantee’s Service Relationship (whether or not later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment or service agreement, if any), will be considered to occur as of the earliest of: (a) the date that the Grantee’s employment or Service Relationship with the Company or Service Recipient is terminated; or (b) the date that the Grantee receives notice of termination of the Grantee’s employment or Service Relationship with the Company or Service Recipient, regardless of any period during which notice, pay in lieu of notice or related payments or damages are provided or required to be provided under local law. For greater certainty, the Grantee will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which the Grantee’s right to vest terminates, nor will the Grantee be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate effective as of the last day of the Grantee’s minimum statutory notice period, but the Grantee will not earn or be entitled to pro-rated vesting if any applicable Vesting Date falls after the end of the Grantee’s statutory notice period, nor will the Grantee be entitled to any compensation for lost vesting.

The following terms and conditions apply to individuals resident in Quebec:

Data Privacy. The following provision supplements Section 8 of the Agreement:

The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and the Service Recipient, as well as a third party stock plan service provider, to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s file.

Language Consent. The parties acknowledge that it is their express wish that this Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement Relatif à la Langue. Les parties reconnaissent avoir expressement souhaité que la convention « Agreement » ainsi que tous les documents, avis et procédures judiciaries, éxecutés, donnés ou intentés en vertu de, ou lié, directement ou indirectement à la présente convention, soient rédigés en langue anglaise.

Notifications

Securities Law Notification. The Grantee understands that he or she is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the shares of Stock are listed. The shares of Stock are currently listed on the New York Stock Exchange (the “NYSE”).

Foreign Asset / Account Reporting Notification. Foreign specified property, including shares of Stock and rights to receive shares of Stock (e.g., Restricted Stock Units), must be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the Grantee’s foreign specified property exceeds C$100,000 at any time during the year. Thus, Restricted Stock Units must be reported - generally at a nil cost - if the C$100,000 cost threshold is exceeded because of other foreign specified property the Grantee holds. When shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Stock. The ACB would ordinarily equal the fair market value of the shares of Stock at the time of acquisition, but if other shares of Stock are also owned, this ACB may have to be averaged with the ACB of the other shares of Stock. The Grantee should consult their personal tax advisor to ensure compliance with applicable reporting obligations.

FRANCE

Terms and Conditions

Type of Award. The Restricted Stock Units are not granted as “French-qualified” awards and are not intended to qualify for the special tax and social security treatment applicable to shares of Stock granted for no consideration under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Language Consent. By signing and returning this Agreement, the Grantee confirms having read and understood the documents relating to the Plan which were provided to the Grantee in English language. The Grantee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue. En signant et renvoyant ce Contrat vous confirmez ainsi avoir lu et compris les documents relatifs au Plan qui vous ont été communiqués en langue anglaise. Vous en acceptez les termes en connaissance de cause.

Notifications

Foreign Asset / Account Reporting. The Grantee must report annually any shares and bank accounts the Grantee holds outside France, including the accounts that were opened, used and/or closed during the tax year, to the French tax authorities, on an annual basis on a special Form N° 3916, together with the Grantee’s personal income tax return. Failure to report triggers a significant penalty.

Exchange Control Notification. The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the customs and excise authorities when the value of such cash or securities is equal to or greater than a certain amount. The Grantee should consult with their personal financial advisor for further details regarding this requirement.

GERMANY

Notifications

Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If the Grantee is a German resident and the Grantee makes or receives a payment in excess of this amount in connection with his or her participation in the Plan, the Grantee must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

HONG KONG

Terms and Conditions

Restrictions on Transfer. In the event the Restricted Stock Units vest and the Grantee acquires shares of Stock within six months of the Grant Date, by accepting the Restricted Stock Units, the Grantee agrees that the Grantee will not sell or otherwise dispose of the shares of Stock within six months of the Grant Date.

Nature of Grant. The following provision supplements Section 7 of the Agreement:

The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”).

Notifications

Securities Law Notification. WARNING: The Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units do not constitute a public offering of securities under Hong Kong law and are available only to service providers of the Company and its Subsidiaries. The Plan, the Agreement and any other documents and materials related to the Restricted Stock Units have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable companies and securities legislation in Hong Kong, and the documents have not been reviewed by any regulatory authority in Hong Kong. The Plan, the Agreement and any other documents and materials related to the Restricted Stock Units are intended only for the Grantee’s personal use and not for distribution to any other persons. If the Grantee has any questions or concerns about any of the contents of the Plan, the Agreement or any other documents and materials related to the Restricted Stock Units, the Grantee should obtain independent professional advice.

INDIA

Notifications

Exchange Control Notification. The Grantee understands that the Restricted Stock Units are subject to compliance with the exchange control requirements of the Reserve Bank of India. The Grantee understands that he or she must repatriate and convert into local currency the proceeds from the sale of shares of Stock acquired under the Plan within such period of time as may be required under applicable regulations. The Grantee will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Grantee deposits the foreign currency. The Grantee should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. The Grantee should consult with their personal legal advisor to ensure compliance with the applicable requirements.

Foreign Asset/Account Reporting Notification. The Grantee is required to declare any foreign bank accounts and foreign financial assets (including shares of Stock held outside India) in the Grantee’s annual tax return. It is the Grantee’s responsibility to comply with this reporting obligation and the Grantee should consult with his or her personal tax advisor in this regard.

IRELAND

There are no country-specific provisions.

ITALY

Terms and Conditions

Acknowledgement of Specific Provisions. By accepting the Restricted Stock Units, the Grantee acknowledges that he or she has received a copy of the Plan, the Agreement and this Addendum and has reviewed the Plan, the Agreement and this Addendum in their entirety and fully accepts all provisions thereof. The Grantee further acknowledges that he or she has read and specifically and expressly approves the following provisions of the Agreement: (i) Restrictions on Transfer of Award; (ii) Termination of Service Relationship; (iii) Responsibility for Taxes; (iv) Nature of Grant; (v) Data Privacy; (vi) Language; (vii) Imposition of Other Requirements; and (viii) and Venue.

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (e.g., cash, shares of Stock or Restricted Stock Units) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

Foreign Asset Tax Information. The value of financial assets held outside of Italy (including shares of Stock acquired under the Plan) by Italian residents is subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets assessed at the end of the calendar year.

JAPAN

Notifications

Exchange Control Notification. If the Grantee acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, he or she must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares of Stock.

Foreign Asset/Account Reporting Notification. The Grantee is required to report details of any assets held outside Japan as of December 31, including shares of Stock, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due from the Grantee by March 15 each year. The Grantee is responsible for complying with this reporting obligation and should consult with their personal tax advisor as to whether the Grantee will be required to report the details of Restricted Stock Units or shares of Stock they hold.

KOREA

Notifications

Foreign Asset/Account Reporting Notification. Korean residents must declare all foreign financial accounts (i.e., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million on any month-end date during the calendar year (or an equivalent amount in foreign currency).

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. The Restricted Stock Units are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and the Grantee will not be able to make any subsequent offer for sale of the shares of Stock in Singapore, unless such offer or sale is made: (1) after six months from the Grant Date; (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (3) pursuant to and in accordance with any the conditions of any applicable provision of the SFA.

Notifications

Securities Law Notification. The grant of Restricted Stock Units and the issuance of the underlying shares of Stock upon settlement of the Restricted Stock Units are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Obligation. If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary, the Grantee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary in writing when the Grantee receives an interest (e.g., Restricted Stock Units or shares of Stock) in the Company or any Subsidiary of the Company within two (2) business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Stock are sold), or (iii) becoming a director, associate director or shadow director.

SPAIN

Terms and Conditions

Nature of Grant. The following provision supplements Section 7 of the Agreement:

By accepting the Restricted Stock Units, the Grantee consents to participation in the Plan and acknowledges that he or she has received a copy of the Plan.

The Grantee understands and agrees that, unless otherwise provided in the Agreement, the Grantee will forfeit the Restricted Stock Units as of the date the Grantee’s termination of Service Relationship without entitlement to any shares of Stock underlying the Restricted Stock Units or to any amount of indemnification in the event of a termination of Service Relationship for any reason including, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, and/or Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985.

The Grantee understands that the Company has unilaterally, gratuitously and in its own discretion decided to grant Restricted Stock Units under the Plan to certain individuals who may be service providers of the Company or its Subsidiaries throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company, Service Recipient, or any Subsidiary of the Company, other than as set forth in the Agreement. Consequently, the Grantee understands that the Restricted Stock Units are granted on the assumption and condition that the Restricted Stock Units and any shares of Stock acquired upon settlement of the Restricted Stock Units are not a part of any employment or service contract (either with the Company, Service Recipient, or any Subsidiary of the Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. Further, the Grantee understands that the Restricted Stock Units would not be granted to the Grantee but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken, or should any of the conditions not be met for any reason, any grant of or right to the Restricted Stock Units shall be null and void.

Notifications

Securities Law Notification. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the Plan or the grant of the Restricted Stock Units. Neither the Plan nor the Agreement (including this Addendum) have not been nor will they be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and they do not constitute a public offering prospectus.

Exchange Control Notification. The Grantee must declare the acquisition, ownership and disposition of shares of Stock to the Spanish Dirección General de Comercio e Inversiones of the Ministry of Industry, Trade and Tourism on a Form D-6. Generally, the declaration must be made in January for shares of Stock owned as of December 31 of the prior year and/or shares of Stock acquired or disposed of during the prior year; however, if the value of shares of Stock acquired or disposed of or the amount of the sale proceeds exceeds €1,502,530 (or if the Grantee holds 10% or more of the share capital of the Company), the declaration must be filed within one month of the acquisition or disposition, as applicable.

In addition, the Grantee may be required to electronically declare to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including shares of Stock acquired under the Plan), and any transactions with non-Spanish residents (including any payments of shares of Stock made pursuant to the Plan), depending on the balances in such accounts together with the value of such instruments as of December 31 of the relevant year, or the volume of transactions with non-Spanish residents during the relevant year.

Foreign Asset / Account Reporting Notification. To the extent that the Grantee holds rights or assets (e.g., cash or shares of Stock held in a bank or brokerage account) outside Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year (or at any time during the year in which the Grantee sells or disposes of such right or asset), the Grantee is required to report information on such rights and assets on his or her tax return for such year. After such rights or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. The Grantee should consult with his or her personal tax advisor to ensure compliance with applicable reporting requirements.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provisions supplement Section 6 of the Agreement:

The Grantee agrees to indemnify the Company and/or the Service Recipient for all Tax-Related Items that they are required to pay or withhold or have paid or will pay to Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax or relevant authority) on the Grantee’s behalf and authorizes the Company and/or the Service Recipient to recover such amounts by any of the means set out in Section 6 of the Agreement. The Grantee also agrees to be liable for any Tax-Related Items related to the Restricted Stock Units and legally applicable to the Grantee, and hereby covenants to pay any such Tax-Related items as and when requested by the Company, the Service Recipient or by HMRC (or any other tax or relevant authority).

Notwithstanding the foregoing, if the Grantee is an executive officer or director (as within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that the Grantee is an executive officer or director and the income tax is not collected from or paid by the Grantee within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions may be payable. The Grantee acknowledges that the Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to the HMRC under the self-assessment regime and for paying the Company or the Service Recipient, as applicable, for the value of any employee National Insurance contributions due on this additional benefit by any of the means referred to in the Plan or Section 6 of the Agreement.

RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE markforged holding corporation
2021 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Stock Units:
Grant Date:

Pursuant to the Markforged Holding Corporation 2021 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Markforged Holding Corporation (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share (the “Stock”) of the Company.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in a continued Service Relationship on such Vesting Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

Notwithstanding the foregoing, in the event of a Sale Event, 100% of the then outstanding and unvested Restricted Stock Units shall immediately be deemed vested on the date of such Sale Event; provided, that the Grantee remains in a continued Service Relationship until the date of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Service Relationship. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7. No Obligation to Continue Service Relationship. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Grantee’s Service Relationship.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

Markforged Holding Corporation
By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature
Grantee’s name and address: